Goodwill, Intangible Assets and In-Process Revenue Contracts	12 Months Ended
Dec. 31, 2013
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Goodwill, Intangible Assets and In-Process Revenue Contracts
6.	Goodwill, Intangible Assets and In-Process Revenue Contracts

Goodwill

The carrying amount of goodwill for the years ended December 31, 2013 and 2012, for the Company’s reportable segments are as follows:

	Shuttle Tanker and FSO Segment $	Liquefied Gas Segment $	Total $
Balance as of December 31, 2012 and 2013	130,908	35,631	166,539

A goodwill impairment charge of $36.7 million was recognized in the Company’s consolidated statements of income (loss) for the year ended December 31, 2011 in respect of its Suezmax tanker reporting unit. The fair value of this reporting unit was determined using the present value of expected future cash flows discounted at a rate equivalent to a market participant’s weighted-average cost of capital. The estimates and assumptions regarding expected future cash flows and the appropriate discount rates are in part based upon existing contracts, estimated future tanker market rates, historical experience, financial forecasts and industry trends and conditions. The recognition of the goodwill impairment charge was driven by the continuing weak tanker market, which was impacted by an oversupply of vessels relative to demand.

Intangible Assets

As at December 31, 2013, the Company’s intangible assets consisted of:

	Gross Carrying Amount $	Accumulated Amortization $	Net Carrying Amount $
Customer contracts	316,684	(209,786)	106,898
Other intangible assets	1,280	(280)	1,000

	317,964	(210,066)	107,898

As at December 31, 2012 the Company’s intangible assets consisted of:

	Gross Carrying Amount $	Accumulated Amortization $	Net Carrying Amount $
Customer contracts	316,684	(191,587)	125,097
Other intangible assets	1,280	(241)	1,039

	317,964	(191,828)	126,136

Aggregate amortization expense of intangible assets for the year ended December 31, 2013, was $18.2 million (2012—$17.2 million, 2011—$19.1 million), which is included in depreciation and amortization. Amortization of intangible assets for the five years following 2013 is expected to be $13.0 million (2014), $11.9 million (2015), $10.9 million (2016), $9.9 million (2017), $8.9 million (2018) and $53.3 million (thereafter).

In-Process Revenue Contracts

As part of the Company’s acquisition of FPSO units from Sevan and its previous acquisitions of Petrojarl ASA (subsequently renamed Teekay Petrojarl AS, or Teekay Petrojarl), the Company assumed certain FPSO contracts and time charter-out contracts with terms that were less favorable than the then prevailing market terms. At the time of the acquisitions, the Company recognized a liability based on the estimated fair value of these contracts. The Company is amortizing this liability over the estimated remaining terms of the contracts on a weighted basis, based on the projected revenue to be earned under the contracts.

Amortization of in-process revenue contracts for the year ended December 31, 2013 was $61.7 million (2012— $72.9 million, 2011—$46.4 million), which is included in revenues on the consolidated statements of income (loss). Amortization for the five years following 2013 is expected to be $40.2 million (2014), $19.8 million (2015), $19.8 million (2016), $19.8 million (2017), $15.3 million (2018) and $65.0 million (thereafter).